UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 2, 2022

ELI LILLY AND COMPANY
(Exact Name of Registrant as Specified in its Charter)

Indiana	001-06351	35-0470950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lilly Corporate Center
Indianapolis,	Indiana	46285
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (317) 276-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (no par value)	LLY	New York Stock Exchange
7 1/8% Notes due 2025	LLY25	New York Stock Exchange
1.625% Notes due 2026	LLY26	New York Stock Exchange
2.125% Notes due 2030	LLY30	New York Stock Exchange
0.625% Notes due 2031	LLY31	New York Stock Exchange
0.500% Notes due 2033	LLY33	New York Stock Exchange
6.77% Notes due 2036	LLY36	New York Stock Exchange
1.625% Notes due 2043	LLY43	New York Stock Exchange
1.700% Notes due 2049	LLY49A	New York Stock Exchange
1.125% Notes due 2051	LLY51	New York Stock Exchange
1.375% Notes due 2061	LLY61	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

Effective May 4, 2022, the Amended Articles of Incorporation (the “Articles”) and the Bylaws, as amended (the “Bylaws”), of Eli Lilly and Company (the “Company”) were amended to provide shareholders with the ability to amend the Bylaws, as further described in Item 5.03 below.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 4, 2022, the Company filed an amendment (the “Amendment”) to the Articles with the Secretary of State of Indiana. As described in Item 5.07 below, the shareholders approved the Amendment at the Company's annual meeting of shareholders held on May 2, 2022 (the “2022 Annual Meeting”).

The Amendment removes the exclusive right for the Board of Directors of the Company (the “Board”) to adopt, repeal, alter or amend the Bylaws, and instead permits such actions to be taken by either (i) a majority of the Board, or (ii) by affirmative vote of at least a majority of the votes entitled to be cast by holders of the outstanding shares of voting stock of the Company, voting together as a single class at a duly called and constituted meeting of shareholders. The Company disclosed the proposed Amendment as Item 6 in its definitive proxy statement filed with the Securities and Exchange Commission on March 18, 2022 (the “2022 Proxy Statement”).

The Board also adopted a corresponding amendment to Section 7.2 of the Bylaws reflecting the ability of the shareholders to amend the Bylaws (as described therein), effective immediately after, and subject to, the filing of the Amendment.

The forgoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amended Articles of Incorporation as amended through May 4, 2022, which is filed as Exhibit 3.1 hereto and incorporated herein by reference. The foregoing description of the amendment to the Bylaws is not complete and is qualified in its entirety by reference to the Bylaws, as amended through May 4, 2022, that are filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The total number of shares of the Company's common stock voted in person or by proxy at the 2022 Annual Meeting was 860,865,496, representing approximately 90% of the 952,347,126 shares that were outstanding and entitled to vote as of February 22, 2022, the record date of the 2022 Annual Meeting. Voting results for each matter submitted to a vote at the 2022 Annual Meeting are provided below.

a)    The three nominees for director were elected to serve three-year terms ending at the Company's annual meeting of shareholders in 2025, as follows:

Nominee	For	Against	Abstain	Broker Nonvote
Ralph Alvarez	749,280,094	33,107,371	927,384	77,550,647
Kimberly H. Johnson	778,814,328	3,627,375	873,146	77,550,647
Juan R. Luciano	746,894,949	27,950,468	8,469,432	77,550,647

b)    By the following vote, the shareholders approved, on an advisory basis, the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Nonvote
737,935,214	43,538,154	1,841,481	77,550,647

c)    The appointment of Ernst & Young LLP as the Company's independent auditor for 2022 was ratified by the following shareholder vote:

For	Against	Abstain
827,118,113	32,788,469	958,914

d)    The proposal to amend the Articles to eliminate the classified board structure did not receive the required vote of 80% of outstanding shares. The shareholders voted as follows:

For	Against	Abstain	Broker Nonvote
663,206,719	118,698,903	1,409,227	77,550,647

e)    The proposal to amend the Articles to eliminate supermajority voting provisions did not receive the required vote of 80% of outstanding shares. The shareholders voted as follows:

For	Against	Abstain	Broker Nonvote
662,296,138	119,602,038	1,416,673	77,550,647

f)    By the following vote, the shareholders approved the proposal to amend the Articles to give shareholders the ability to amend the Bylaws. The shareholders voted as follows:

For	Against	Abstain	Broker Nonvote
669,163,245	113,132,734	1,018,870	77,550,647

g)    By the following vote, a shareholder proposal requesting to amend the Bylaws to require an independent board chair was not approved:

For	Against	Abstain	Broker Nonvote
269,803,327	511,303,099	2,208,423	77,550,647

h)    By the following vote, a shareholder proposal requesting to publish an annual report disclosing lobbying activities was not approved:

For	Against	Abstain	Broker Nonvote
289,213,646	491,894,005	2,207,198	77,550,647

i)    By the following vote, a shareholder proposal requesting to disclose lobbying activities and alignment with public policy positions and statements was not approved:

For	Against	Abstain	Broker Nonvote
265,532,165	515,460,044	2,322,640	77,550,647

j)    By the following vote, a shareholder proposal requesting to report oversight of risks related to anticompetitive pricing strategies was not approved:

For	Against	Abstain	Broker Nonvote
176,464,462	598,138,199	8,712,188	77,550,647

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.1	Amended Articles of Incorporation as amended through May 4, 2022
3.2	Eli Lilly and Company Bylaws as amended through May 4, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELI LILLY AND COMPANY
(Registrant)

By:	/s/ Anat Hakim
Name:	Anat Hakim
Title:	Senior Vice President, General Counsel and Secretary
Date:	May 4, 2022